                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
2/12/1997      Golf Legends Ltd., Inc.                   $   30,647,030    1,532,352                                     57-0886834
               1500 Legends Drive
               Myrtle Beach, SC  29578

 4/2/2001      Legends (conversion)                                         (294,613)

                                                                                     ------------
               Legends Total                             $   30,647,030                1,237,739         9.80%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2/12/1997      Seaside Resorts Ltd., Inc.                $   16,129,118                  806,456         6.38%           57-0729308
               1500 Legends Drive
               Myrtle Beach, SC 29578
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2/12/1997      Heritage Golf Club, Ltd., Inc.            $   16,031,230      801,561                                     57-0818596
               1500 Legends Drive
               Myrtle Beach, SC 29578

 1/6/1999      Heritage (conversion)                                         (11,700)
                                                                                     ------------
               Heritage Total                            $   16,031,230                  789,861         6.25%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2/12/1997      Legends of Virginia L.C.                  $   11,963,738      598,187                                     57-1003883
               1500 Legends Drive
               Myrtle Beach, SC 29578

 4/2/2001      Legends (conversion)                                         (598,187)

                                                                                                         0.00%
                                                                                     ------------       ------
               Legends of Virgiania Total                $   11,963,738                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2/12/1997      Northgate                                 $    3,797,071      189,854                                     76-0527250
               16055 Northgate Forest Drive
               Houston, TX 77068

5/20/1998      Northgate (redemption)                    $     (158,969)      (5,000)

 1/6/1999      Northgate (conversion)                    $           --      (30,000)

 3/2/2001      Northgate (conversion)                                        (60,581)
                                                         --------------              ------------
               Northgate Total                           $    3,638,102                   94,273         0.75%
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
 2/12/1997     Olde Atlanta Golf Club Limited            $    1,444,926       72,246                                     36-3834881
               Partnership
               c/o The Crescent Company
               1580 S. Milwaukee Ave., Suite 101
               Libertyville, IL 60048

 4/13/1998     Olde Atlanta (redemption)                 $   (62,837.60)      (2,000)

 5/20/1998     Olde Atlanta (redemption)                 $   (64,017.60)      (2,000)

 8/21/1998     Olde Atlanta (redemption)                 $   (52,387.50)      (1,500)

12/10/1998     Olde Atlanta (redemption)                 $   (30,166.11)      (1,150)

 1/20/1999     Olde Atlanta (redemption)                 $   (66,078.50)      (2,500)

  4/6/1999     Olde Atlanta (conversion)                 $           --       (2,000)

  5/1/1999     Olde Atlanta (recapitalization)           $      683,967       30,826

 5/27/1999     Olde Atlanta (conversion)                                      (2,000)

 7/15/1999     Olde Atlanta (conversion)                                      (3,500)

 1/10/2000     Olde Atlanta (conversion)                                      (3,300)

 1/26/2000     Olde Atlanta (conversion)                                      (4,100)

 4/28/2000     Olde Atlanta (correction from 3/24/99)                          2,000

 8/14/2000     Olde Atlanta (conversion)                                     (10,600)

                                                         --------------                 ---------
               Olde Atlanta Total                        $ 1,853,405.98                   70,422         0.56%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 2/12/1997     Bright's Creek Development Co. LLC        $    2,119,005      105,950                                     63-1120089
               104 Cotton Creek Drive
               Gulf Shores, AL 36542

  5/1/2001     Woodlands (redemption in disposition)         (1,271,400)    (105,950)

  5/1/2001     Residual Value
               (Value at Issue - Value at Redemption)          (847,605)

                                                         --------------                 ---------
               Woodlands Total                           $           --                       --         0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10/31/1996     David Dick Joseph                                     --       12,500                     0.00%          ###-##-####
               14 North Adger's Wharf
               Charleston, SC 29401

12/14/1999     David Dick Joseph (conversion)                                (12,500)
                                                         ----------------------------------------
                                                                                  --          --
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
2/4/1997       W. Bradley Blair, II                      $           --                   12,500         0.10%          ###-##-####
               14 North Adger's Wharf
               Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
 2/4/1997      James Hoppenrath                          $           --        3,750                     0.00%          ###-##-####
               422 1/2 Marguerite Ave.
               Corona Del Mar CA 92625

 1/6/2000      James Hoppenrath (conversion)                                  (3,750)
                                                         --------------                   ------
                                                         $           --                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6/20/1997      Golf Host Resorts, Inc.                   $           --      274,039                     0.00%           84-0631130
               c/o Starwood Capital Group, LP
               Three Pickwick Plaza, Suite 250
               Greenwich, CT  06830

 3/3/2000      Golf Host (conversion)                                       (274,039)
                                                                            --------------------
                                                                                              --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 9/2/1997      John J. Rainieri, Sr.                     $    3,198,168      114,237                                    ###-##-####
               Betty Rainieri                                                                                           ###-##-####
               4350 Mayfair Road
               Uniontown, OH 44685

 1/4/2001      Rainieri (redemption at disposition)      $     (910,632)     (75,886)
                                                         --------------                   ------
               Rainieri Total                            $ 2,287,536.00                   38,351         0.30%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 9/2/1997      Raintree Country Club, Inc.               $      204,138        7,292                     0.00%           34-1736212
               4350 Mayfair Road
               Uniontown, OH 44685

 1/4/2001      Raintree (redemption at disposition)      $      (87,504)      (7,292)

 1/4/2001      Residual Value                            $     (116,634)
               (Value at Issue - Value at Redemption)
                                                         --------------                   ------
               Raintree Country Club, Inc. Total         $           --                       --         0.00%
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
 9/30/1997     Eagle Watch Golf Club, Limited            $    1,890,682       70,158                                     36-3903287
               Partnership
               c/o E. Neal Trogdon
               The Crescent Company
               1580 South Milwaukee Avenue, Suite 101
               Libertyville, IL 60048

 11/2/1998     Eagle Watch (redemption)                  $   (64,199.00)      (2,150)

 5/21/1999     Eagle Watch (conversion)                                       (1,250)

 4/28/2000     Eagle Watch (correction from 3/24/99)                          (2,000)
                                                         --------------                   ------
               Eagle Watch Total                         $    1,826,483                   64,758         0.51%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10/17/1997     Properties of the Country, Inc.           $      500,000       19,231                                     48-1157265
               908 N. 2nd Street East
               Louisburg, KS  66053

 3/16/2001     Club of the Country (redemption at
               disposition)                                    (230,772)     (19,231)

 3/16/2001     Residual Value                                  (269,228)
               (Value at Issue - Value at Redemption)
                                                         --------------                   ------
               Properties of the Country, Inc. Total     $           --                       --         0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11/25/1997     Granite Golf Corporation                  $      650,000       24,424                                     86-0926890
               1510 N. Hayden Road, Suite 7
               Scottsdale, AZ 85260

  7/2/1999     Granite Golf (redemption)                       (200,257)      (8,393)

 7/27/1999     Granite Golf (redemption)                       (237,935)     (10,354)

 8/13/1999     Granite Golf (redemption)                       (125,746)      (5,677)

 8/13/1999     Residual Value                                   (86,062)
               (Value at Issue - Value at Redemption)                --                       --         0.00%
                                                         --------------                   ------
                                                         $           --                       --
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
12/19/1997     Stonehenge Golf Development, LLC          $    4,500,000      169,811                                     56-2027442
               90 Mallet Hill Road
               Columbia, SC  29223

 1/10/2000     Stonehenge Golf (conversion)                                  (50,000)

 6/20/2000     Stonehenge Golf (conversion)                                  (25,471)

                                                         --------------                  -------
                                                         $    4,500,000                   94,340         0.75%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 1/16/1998     Mystic Creek Golf Club, Limited           $    1,500,000                   52,724         0.42%           38-3187304
               Partnership
               32605 West 12 Mile Road
               Suite 350
               Farmington Hills, MI 48334
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  2/1/1998     Okeechobee Championship Golf, Inc.        $    6,138,369                  227,347 (1)     1.80%           65-0115196
               2100 Emerald Dunes Drive
               West Palm Beach, FL 33411
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993

------------------------------------------------------------------------------------------------------------------------------------
 5/22/1998     Eagle Ridge Lease Company LLC             $    1,198,750                   35,794         0.28%           52-2099405
               16100 N. Greenway-Hayden Loop
               Scottsdale, AZ 85260
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 5/28/1998     Golf Classic Resorts, LLC                 $      879,995       26,357                     0.00%           85-0453484
               536 South Avenue
               Glencoe, IL  60022

11/26/1999     Golf Classic Resorts (redemption)         $     (199,633)     (11,577)

12/31/1999     Golf Classic Resorts (redemption)         $      (34,517)      (2,060)

  2/7/2000     Golf Classic Resorts (redemption)         $     (221,408)     (12,720)

  2/7/2000     Residual Value                            $     (424,437)
               (Value at Issue - Value at Redemption)
                                                         ---------------------------------------
                                                                     --                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 8/28/1998     Osage National Golf Club LLC              $    3,451,068      124,700                                     43-1735431
               900 Hickory Street
               St. Louis, MO 63104

 6/30/1999     Osage (Redemption)                        $   (1,393,382)     (58,576)

 6/20/2000     Osage (Redemption)                        $   (1,055,101)     (66,124)

 6/20/2000     Residual Value                            $   (1,002,585)
               (Value at Issue - Value at Redemption)

                                                         --------------                  -------
                                                                     --                       --         0.00%
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------
------------------------------------------------------------------------------------------------------------------------------------
12/14/1998     Brentwood Golf & Country Club, Inc.       $      650,000       24,482                     0.00%           38-3148750
               4801 Faircourt, West Bloomfield, MI
               48322
               PO Box 386, Union Lake, MI  48387

 6/20/2000     Brentwood (Redemption)                    $     (390,645)     (24,482)

 6/20/2000     Residual Value
               (Value at Issue - Value at Redemption)    $     (259,355)

                                                         --------------                  -------
                                                                     --                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12/22/1998     Gutta-Percha Golf, Inc.                   $      870,000       32,986                     0.00%           95-4493507
               365 W. California Blvd. Suite 2
               Pasadena, CA  91105

  9/5/2000     Palm Desert (Redemption)                  $     (460,785)     (32,986)

  9/5/2000     Residual Value                            $     (409,215)
               (Value at Issue - Value at Redemption)

                                                         --------------
                                                         $           --                       --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  2/4/1997     GTA LP, Inc.                              $           --                9,084,302        71.90%           58-2290326
               14 North Adger's Wharf
               Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  2/4/1997     GTA GP, Inc.                              $           --                   26,053         0.21%           58-2290217
               14 North Adger's Wharf
               Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Total Common OP Units                                                                 12,634,920       100.00%
--------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
           AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

  Date                                                  Value of non-cash       Partnership       Approx. Percentage
Admitted       Name and address of partners           capital contribution     units issued            Interests        Federal ID #
--------       ----------------------------           --------------------     ------------       ------------------    ------------

                                                      Series A Preferred OP Units
--------------------------------------------------------------------------------------------------------------
4/2/1999       GTA LP, Inc.                                  20,000,000                  800,000          100%
               14 North Adger's Wharf
               Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                                      Series B Preferred OP Units
------------------------------------------------------------------------------------------------------------------------------------
5/11/1999      Metamora Golf Operating Company,                 295,003       10,169                      100%           38-3462287
               L.L.C.
               c/o Total Golf, Inc.
               1303 W. Commerce Drive
               Milford, MI  48380

9/25/2000      Metamora (redemption)                           (295,003)     (10,169)

                                                         --------------                  -------
                                                                     --                       --
------------------------------------------------------------------------------------------------------------------------------------

                                                      Series C Preferred OP Units
------------------------------------------------------------------------------------------------------------------------------------
7/28/1999      Burning Embers Corporation                     1,350,000                   48,949          100%           55-0720833
               801Aaron Smith Drive
               Bridgeport, WV  26330
------------------------------------------------------------------------------------------------------------------------------------